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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JUNE 26, 2001
                                                           -------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







            DELAWARE                             1-12297                            22-3086739
            --------                             -------                            ----------
(State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
         Incorporation)                                                              Number)


     13400 OUTER DRIVE WEST                                                           48239
     ----------------------                                                           -----
          DETROIT, MI                                                          (Including Zip Code)
          -----------
(Address of Principal Executive
            Offices)






                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)










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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated June 26, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On June 26, 2001, United Auto Group, Inc. issued a press release announcing that it has signed a letter of intent to purchase the Tulsa Auto Collection, a group of dealerships owned by the Ford Motor Company, in Tulsa, Oklahoma.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2001                    UNITED AUTO GROUP, INC.


                                        By: /s/ Robert H. Kurnick, Jr.
                                            ------------------------------------
                                                ROBERT H. KURNICK, JR.
                                        Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


  EXHIBIT           DESCRIPTION OF EXHIBIT                   SEQUENTIAL PAGE
  NUMBER                                                          NUMBER

EXHIBIT 99.1        Press Release of United
                    Auto Group, Inc., dated
                    June 26, 2001